                                                                   EXHIBIT 23(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form S-3 of our report dated March 21, 2001, except for paragraph 5 of Note 1 which is as of July 19, 2001, relating to the consolidated financial statements, which appears in QueryObject Systems Corporation's Annual Report on
Form 10-KSB/AAA for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
------------------------------

PricewaterhouseCoopers LLP
Melville, New York
August 24, 2001